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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 2, 1997

                                PROFFITT'S, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

       Tennessee                    000-13113                   82-0331040
    ---------------                ------------            -------------------
    (State or Other                (Commission             (IRS Employer
    Jurisdiction of                File Number)            Identification No.)
    Incorporation)

                3455 Highway 80 West, Jackson, Mississippi 39209
         -------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (601) 968-4400
                         ------------------------------
              (Registrant's Telephone Number, including Area Code)


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ITEM 5.  OTHER EVENTS.

         The Pro Forma Combined Statement of Income (Unaudited) of Proffitt's, Inc. (the "Company"), which gives effect to the October 11, 1996 acquisition of Parisian, Inc. ("Parisian") by the Company as if it had been consummated on February 4, 1996, is attached as Exhibit 99.1 hereto. Such Pro Forma Combined Statement of Income (Unaudited) also reflects the Company's acquisition of G.R. Herberger's, Inc. ("Herberger's") on February 1, 1997, which was accounted for under the pooling-of-interests method and thus required a restatement of the Company's financial statements for all periods covered by such Pro Forma Combined Statement of Income (Unaudited) to include the results of operations and financial position of Herberger's.

         Also attached hereto are (i) Exhibit 99.2, the Company's press release, dated August 21, 1997, announcing the completion of a restructuring of its private label credit card accounts receivable securitization facilities and
(ii) Exhibit 99.3, historical financial information of the Company reported in the Company's press release, dated August 21, 1997, announcing its financial results for the fiscal quarter ended August 2, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         Exhibit No.          Description
         -----------          -----------

         99.1 Pro Forma Combined Statement of Income (Unaudited) of the Company for the fiscal year ended February 1, 1997

         99.2                 Press release, dated August 21, 1997

         99.3 Historical financial information reported in the press release, dated August 21, 1997




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PROFFITT'S, INC.
                                         (REGISTRANT)


                                         /s/ Douglas E. Coltharp
                                         --------------------------------------
                                         Douglas E. Coltharp
                                         Executive Vice President and
                                         Chief Financial Officer


Date:  September 2, 1997






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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
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
99.1           Pro Forma Combined Statement of Income (Unaudited) of the
               Company for the fiscal year ended February 1, 1997.

99.2           Press release, dated August 21, 1997.

99.3 Historical financial information reported in the press release, dated August 21, 1997.